    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 30, 2001

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 23, 2001


                             LITTON INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                           1-3998                     95-1775499
(State or other jurisdiction of          (Commission                (I.R.S. Employer
incorporation or organization)           File Number)              Identification No.)


       21240 BURBANK BOULEVARD
      WOODLAND HILLS, CALIFORNIA                                91367-6675
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   (818) 598-5000

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Item 5. OTHER EVENTS

On December 21, 2000, the Company signed a definitive agreement with Northrop Grumman Corporation ("Northrop Grumman") under which Northrop Grumman will acquire all of the outstanding Common stock and Series B Preferred stock of Litton. As a result of this pending agreement, the Company has abandoned its plan to dispose of the Advanced Electronics segment, which was presented as a discontinued operation in the Company's first quarter Form 10-Q filed with the Securities and Exchange Commission on December 12, 2000. Accordingly, the Company has reclassified the Advanced Electronics segment from discontinued operations to continuing operations in the financial statements attached as an Exhibit to this Form 8-K.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     Exhibit 3.2:     Restated By-laws of the Company, dated December 8, 2000 (previously filed as
                      Exhibit 3.2 to Form 10-Q dated December 12, 2000).

     Exhibit 10.1:    2000 Long-Term Stock Incentive Plan (previously filed as Exhibit 10.1 to Form 10-Q dated December 12, 2000).

     Exhibit 27:      Financial Data Schedule.

     Exhibit 99.1:    Consolidated Financial Statements and Accompanying Notes.

     Exhibit 99.2:    Management's Discussion and Analysis of Financial Condition and Results of
                      Operations.

     Exhibit 99.3:    Quantitative and Qualitative Disclosures About Market Risk.

     Exhibit 99.4:    Legal Proceedings.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 30, 2001


                                        LITTON INDUSTRIES, INC.


                                        By: /s/ SANDRA J. WRIGHT
                                            --------------------------------
                                            Sandra J. Wright
                                            Vice President and Controller
                                            (Chief Accounting Officer)


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                               EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION
-----------      -----------
Exhibit 3.2:     Restated By-laws of the Company, dated December 8, 2000 (previously filed as
                 Exhibit 3.2 to Form 10-Q dated December 12, 2000).

Exhibit 10.1:    2000 Long-Term Stock Incentive Plan (previously filed as Exhibit 10.1 to
                 Form 10-Q dated December 12, 2000).

Exhibit 27:      Financial Data Schedule.

Exhibit 99.1:    Consolidated Financial Statements and Accompanying Notes.

Exhibit 99.2:    Management's Discussion and Analysis of Financial Condition and Results of
                 Operations.

Exhibit 99.3:    Quantitative and Qualitative Disclosures About Market Risk.

Exhibit 99.4:    Legal Proceedings.


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